                                                                   Exhibit 99(a)


                                LOAN AGREEMENT
                                --------------

     THIS LOAN AGREEMENT is made and entered into as of June 6, 1997, by and between MEDCROSS, INC., a Florida corporation (the "Borrower"), and WINTER HARBOR, L.L.C., a Delaware limited partnership (the "Lender").

                                   RECITALS:
                                   --------

     Borrower desires to borrow from Lender up to $2,000,000 on a term loan basis, the proceeds of which will be used for capital expenditures and working capital purposes in the operations of I-Link Communications, Inc., a wholly owned subsidiary of Borrower.

                                  AGREEMENTS:
                                  ----------

     IN CONSIDERATION of the mutual promises and agreements herein contained, Lender and Borrower agree as follows:

ARTICLE I.  AMOUNT AND TERMS OF THE LOAN

     Section 1.1    The Loan.  Lender agrees, upon the terms and conditions
                    --------
hereinafter set forth, to make a loan or loans to Borrower in an aggregate principal amount not to exceed at any one time outstanding $2,000,000 (the "Loan").

     Section 1.2    The Note.  The outstanding principal amount of the Loan
                    --------
shall be evidenced by and subject to the terms of a promissory note, dated the date of the first borrowing hereunder, substantially in the form set forth as
Exhibit 1 hereto (as amended, renewed, restated, increased, consolidated or
---------
substituted from time to time, the "Note"), payable to the order of Lender.

     Section 1.3    Interest.  The Loan shall bear interest on the unpaid
                    --------
principal amount thereof at a rate per annum at all times equal to the sum of the rate of interest announced in the Wall Street Journal (Eastern Edition) as the prime rate from time to time (the "Prime Rate") plus 2% per annum. The prime rate functions as a reference rate index. The Prime Rate will automatically change as and when such prime rate changes. Interest shall be calculated on the basis of a year of 365 days and the actual number of days elapsed during the period for which such interest is payable. Interest shall begin to accrue on the outstanding principal amount of the Loan on the date of disbursement of all or a portion of the Loan. Accrued interest shall be paid quarterly on the last business day of each calendar quarter until all principal and interest hereunder is paid in full at the repayment or maturity of the Loan. Upon the occurrence of any Event of Default (as that term is defined in Section 7.1), the entire outstanding principal amount of the Loan and (to the extent permitted by law) unpaid interest thereon and all other amounts due hereunder shall bear interest, from the date of occurrence of such Event of Default until the earlier of the date the Loan is paid in full and the date on which such Event of Default is cured or waived in writing, at an interest rate equal to the sum of the Prime Rate plus 5% per annum, which shall be payable upon demand.

     Section 1.4    Principal Repayment.  The outstanding principal balance of
                    -------------------
the Loan plus any accrued and unpaid interest thereon shall be due and payable on October 15, 1998 (the "Maturity Date"). If Lender makes an Investment (as that term is defined in Section 1.6(b)(iii)) in Borrower, Lender may at its option convert the outstanding principal balance of the Loan into capital stock of Borrower or into any debt security, in either case issued to Lender pursuant to such Investment.

     Section 1.5    Use of Proceeds and Advancement of Funds.
                    ----------------------------------------

          (a) Each borrowing hereunder shall be made by Lender in such amount as Borrower shall request in writing three business days prior to the date of the requested borrowing, provided that each borrowing shall be in an amount which is a minimum of $500,000, and integral multiples of $100,000 in excess thereof. Borrower shall not be permitted to make more than four borrowings hereunder.
The obligation of Lender to make any portion of the Loan is conditioned upon the fact that (x) no Event of Default and no event which with the lapse of any applicable grace period or the giving of notice or both would constitute an Event of Default (a "Potential Default") shall then exist or immediately after the Loan would exist; (y) all of the Loan Documents (as that term is defined in Section 4.2) shall still be in full force and effect; and (z) the representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects as if made on and as of the date of such borrowing, except to the extent that any thereof expressly relate to an earlier date.

          (b) Borrower shall use the proceeds of the Loan only to fund capital expenditures by I-Link Communications, Inc., a Utah corporation that is wholly owned by Borrower ("I-Link"), and for working capital purposes in the operations of I-Link.

     Section 1.6    Prepayments.
                    -----------

          (a) Voluntary Prepayments.  By written notice to Lender no later than
              ---------------------
12:00 noon, Delaware time on the business day prior to such prepayment, Borrower may, at its option, prepay the Loan in whole at any time or in part from time to time without penalty or premium; provided, however, that each partial prepayment
                                 --------  -------
shall be in the aggregate

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principal amount of not less than $100,000 or an integral multiple of $50,000 in excess thereof.

          (b)     Mandatory Prepayments.
                  ---------------------

          (i)     Prooceeds of Asset Sales.  Borrower shall make a mandatory
                  -----------------------
prepayment of the Loan in an amount equal to the cash proceeds of any sale by it or any of its subsidiaries of any material assets, net of any reasonable costs directly incurred in connection with such sale and any taxes payable in connection with such sale. Together with any prepayment required by this Section, Borrower shall deliver to Lender a certificate executed by Borrower's chief financial officer setting forth the calculation of the net cash proceeds of such sale, including a calculation of the taxes payable in respect of such sale. Such prepayment shall be made simultaneously with the consummation of such sale.

          (ii)      Net Equity and Debt Proceeds.  If Borrower issues or sells
                    ----------------------------
any shares of its capital stock or other equity interests or securities convertible into or exercisable for any shares of its capital stock or other equity interests or incurs any indebtedness for borrowed money, it shall, within five days of such sale, issuance or incurrence, make a mandatory prepayment of the Loan in an amount equal to 100% of the cash proceeds thereof, net of any reasonable costs directly incurred in connection with such sale, issuance or incurrence; provided, however, that no such prepayment shall be required in
            --------  -------
connection with any such issuance or sale (a) in connection with an acquisition (including by way of merger or consolidation or share exchange) by Borrower, which acquisition is approved by Lender, of the stock or assets of another person in a transaction pursuant to which the purchase price is paid in whole or in part by the delivery of capital stock of Borrower to the seller or (b) to employees of Borrower or any of its subsidiaries pursuant to stock option or other employee benefit plans approved by Lender.

          (iii)     Failure to enter into Equity Documents.  The parties
                    --------------------------------------
acknowledge that Lender desires to make an equity or other investment (the "Investment") in Borrower, or in one of its subsidiaries, or in an operating venture to be owned by Borrower or one of its subsidiaries and Lender. Borrower agrees to negotiate in good faith the terms of such Investment. If Borrower fails to so negotiate in good faith and, as a consequence thereof, the parties have not entered into a letter of intent summarizing the principal terms of the Investment by September 1, 1997, or the parties have not entered into definitive agreements in respect of the Investment by October 15, 1997, then in either such case, Borrower shall make a mandatory prepayment of the Loan in an amount equal to the entire outstanding principal balance of the Loan, plus all accrued interest, within three days of such date.

          (c) Application of Prepayments.  All voluntary and mandatory
              --------------------------
prepayments of the Loan shall be applied first to accrued interest and then to the principal outstanding under the Loan. No amount so prepaid may be reborrowed.

     Section 1.7    Payment on Non-Business Days. Whenever any payment to be
                    ----------------------------
made hereunder or under the Note shall be due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest hereunder and under the Note.

     Section 1.8    Taxes.  All sums payable by Borrower hereunder or under the
                    -----
Note, whether of principal, interest, fees, expenses or otherwise, shall be paid in full, free of any deductions or withholdings for any and all present and future taxes, levies, imposts, stamps, duties, fees, assessments, deductions, withholdings, and other governmental charges and all liabilities with respect thereto. If Borrower is prohibited by law from making payments hereunder or under the Note free of such deductions or withholdings, then Borrower shall pay such additional amount as may be necessary in order that the actual amount received by Lender after such deduction or withholding shall equal the full amount stated to be payable hereunder or under the Note.

     Section 1.9    Warrants.  As further consideration for Lender's commitment
                    --------
to make the Loan, Borrower has granted to Lender warrants to purchase, for an aggregate value of $50,000, up to 500,000 shares of Borrower's common stock at a purchase price of $4.97 per share, pursuant to the terms of a Warrant Agreement of even date herewith (the "Warrant Agreement"). The balance of the $2,000,000 consideration paid by Lender for the Note and the Warrant Agreement, $1,950,000, based on the respective fair market values of the Note and the Warrant Agreement, shall be allocated to the Note.

ARTICLE II.  CLOSING

     Section 2.1    Closing and Closing Date.  The making of the first
                    ------------------------
disbursement of the Loan and the other transactions contemplated hereby shall take place on a date set forth in a notice delivered by Borrower to Lender at least five days before such date or at such other date and at such place as to which the parties may agree (the "Closing" and the "Closing Date"). Subject to the terms and conditions hereof, upon the fulfillment or waiver in writing of all the conditions precedent set out in Article IV below, Lender shall disburse such portion of the Loan to Borrower as Borrower may request.

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ARTICLE III.  SECURITY

     Section 3.1    Guaranty.  As partial security for the Loan, Borrower shall
                    --------
cause each of I-Link and Family Telecommunications, Incorporated, a Utah corporation that is wholly owned by Borrower ("FTI"), to execute and deliver to Lender, on or before the Closing Date, a guaranty (the "Guaranty"), in form and substance satisfactory to Lender, pursuant to which I-Link and FTI shall guarantee the obligations of Borrower to Lender hereunder and under the Note.

     Section 3.2    Security Interest.  As further security for the Loan,
                    -----------------
Borrower shall cause I-Link and FTI to execute and deliver to Lender, on or before the Closing Date, a security agreement in form and substance satisfactory to Lender (the "Security Agreement"), pursuant to which I-Link and FTI grant to Lender a security interest in substantially all of their personal property (other than equipment leased to I-Link or FTI and any leases which by their terms prohibit the grant of security interests in, or assignments of, I-Link's or FTI's leasehold interest therein) as collateral security for their obligations under the Guaranty and for Borrower's obligations hereunder and under the Note. In addition, Borrower shall cause I-Link to execute and deliver to Lender, on or before the Closing Date, a patent assignment in form and substance satisfactory to Lender (the "Patent Assignment"), pursuant to which I-Link collaterally assigns to Lender as security for I-Link's obligations under the Guaranty and Borrower's obligations hereunder and under the Note its interest in all patent applications it has filed with the United States Patent and Trademark Office, including without limitation Patent Application No. 08/599,238 filed February 9, 1996 and entitled "Voice Internet Transmission System" and Patent Application No. 08/585,628 filed January 16, 1996, and entitle "Facsimile Internet Transmission System."

     Section 3.3    Pledge Agreement.  As further security for the Loan, on or
                    ----------------
before the Closing Date, Borrower shall execute and deliver to Lender a pledge agreement in form and substance satisfactory to Lender (the "Pledge Agreement"), pursuant to which Borrower grants to Lender a security interest in all of the issued and outstanding capital stock of I-Link and FTI as collateral security for Borrower's obligations hereunder and under the Note.

ARTICLE IV.  CONDITIONS OF LENDING

     Section 4.1    Conditions Precedent to Loan.  The obligation of Lender to
                    ----------------------------
disburse from time to time any portion of the Loan hereunder is subject to the following conditions precedent:

          (a) Lender shall have received all of the following, on or before the Closing Date, in form and substance satisfactory to Lender:

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               (i)      The Note, duly executed and delivered by Borrower;

               (ii) The Guaranty, duly executed and delivered by I-Link and FTI;

               (iii) The Security Agreement, together with appropriate UCC-1 financing statements duly executed and delivered by I-Link and FTI;

               (iv) The Pledge Agreement, duly executed and delivered by Borrower, together with stock certificates and blank stock powers;

               (v) Certified copies of the resolutions of the Board of Directors of each of Borrower, I-Link and FTI evidencing approval of the execution, delivery and performance of this Agreement, the Note, the Guaranty, the Security Agreement, the Pledge Agreement and other matters contemplated hereby;

               (vi) Certificates of Good Standing for each of Borrower, I-Link and FTI from the state of its incorporation and from each other state in which it is authorized to conduct business issued no more than ten days prior to the Closing Date;

               (vii) Copies of UCC, judgment and tax lien searches in each jurisdiction in which collateral covered by the Security Agreement is located, naming I-Link and FTI as debtors;

               (viii) Copies of the certificates evidencing the insurance required to be maintained by Borrower pursuant to Section 6.1(e); and

               (ix) Such other agreements, certificates, opinions of counsel and documents as Lender may reasonably require.

     Section 4.2    Compliance.  All of the representations and warranties of
                    ----------
Borrower, I-Link and FTI in this Agreement, the Guaranty, the Security Agreement, the Pledge Agreement, the Warrant Agreement and in each other agreement, document, or instrument executed or delivered pursuant hereto or thereto (collectively, the "Loan Documents") shall be true and accurate in all material respects on and as of the Closing Date and the date of any subsequent disbursement of any portion of the Loan, as if made on and as of such date and time. Borrower shall be in compliance with all of the applicable terms and provisions of this Agreement and no Event of Default or Potential Default shall have occurred and be continuing. Borrower shall have performed all obligations and taken all actions to be performed or taken by it hereunder on or prior to such date. On the date of each borrowing,

Borrower shall deliver to Lender a certificate, dated as of such date and signed by an executive officer of Borrower, certifying compliance with the conditions of this Section 4.2. Each disbursement of all or a portion of the Loan to Borrower shall in and of itself, constitute a representation and warranty that Borrower as of the date of such Loan, is in compliance with this Section, and if Borrower is not in compliance with this Section, Lender shall not be required to disburse such Loan to Borrower.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES

     In order to induce Lender to enter into this Agreement and make the Loan, Borrower represents and warrants as follows:

     Section 5.1    Existence and Standing.
                    ----------------------

          (a) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, is qualified to do business and in good standing under the laws of each other jurisdiction in which it conducts its business, and has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, this Agreement, the Note, the Pledge Agreement, the Warrant Agreement and all other Loan Documents.

          (b) Each of I-Link and FTI is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, is qualified to do business and in good standing under the laws of each other jurisdiction in which it conducts its business, and has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, each Loan Document to which it is a party.

     Section 5.2    Authorizations, Compliance with Laws.  The execution,
                    ------------------------------------
delivery and performance by each of Borrower, I-Link and FTI of each Loan Document to which it is a party, and of each other document required to be executed and delivered by it pursuant to this Agreement or any other Loan Document, have been duly authorized by all necessary corporate action and do not and will not (i) violate (A) any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower, I-Link or FTI or (B) any provision of the Certificate of Incorporation or By-laws of Borrower, I-Link or FTI; or (ii) result in a breach of or constitute a default under any agreement or instrument to which Borrower, I-Link or FTI is a party or by which any of their properties may be affected; or (iii) result in the creation of a lien, charge or encumbrance of any nature upon Borrower's, I-Link's or FTI's properties or assets other than as contemplated by this Agreement.

     Section 5.3    Financial Statements.  Borrower has delivered to Lender true
                    --------------------
and complete copies of (a) the audited consolidated financial statements of Borrower for the fiscal years ended December 31, 1996, and December 31, 1995, and (b) the unaudited consolidated financial statements of Borrower as of March 31, 1997, and for the three month period then ended (the "Financial Statements"). The Financial Statements are true and complete in all material respects (including, without limitation, a disclosure of all material contingent liabilities) and present fairly the financial condition and results of operations of Borrower and its subsidiaries, as of the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles, consistently applied, subject in the case of statements for interim periods to normal year-end adjustments and the absence of footnotes.

     Section 5.4    Capitalization.  All of the issued and outstanding capital
                    --------------
stock of Borrower has been duly and validly issued, and is fully paid and nonassessable. All of the issued and outstanding capital stock of each of I-Link and FTI has been duly and validly issued, and is fully paid and nonassessable and is free and clear of any liens, security interests or other claims or encumbrances, except those granted to Lender pursuant to the terms of this Agreement and the other Loan Documents. Except as set forth on Schedule
                                                                     --------
5.4 attached hereto, neither Borrower nor any other person has any commitment or
---
obligation, either firm or conditional, to issue, deliver, purchase or sell, under any offer, option agreement, bonus agreement, purchase plan, incentive plan, compensation plan, warrant, conversion rights, contingent share agreement, stockholders agreement, partnership agreement or otherwise, any capital stock or other equity securities or securities convertible into shares of capital stock or other equity securities.

     Section 5.5    No Consent.  No authorization, consent, approval, license,
                    ----------
exemption of or filing or registration with any court or governmental department or agency or any other person is or will be necessary for the valid execution, delivery and performance by Borrower, I-Link and FTI of this Agreement, the Note, the Pledge Agreement, the Guaranty, the Security Agreement, the Warrant Agreement or any other document required to be executed and delivered by Borrower, I-Link or FTI pursuant to this Agreement.

     Section 5.6    Binding Obligations.  This Agreement, the Note, the Pledge
                    -------------------
Agreement, the Guaranty, the Security Agreement, the Warrant Agreement and all other documents required to be executed and delivered by Borrower, I-Link and FTI pursuant to this Agreement have been executed and delivered by a duly authorized officer of Borrower,

I-Link or FTI and constitute legal, valid and binding obligations of Borrower, I-Link and FTI, enforceable in accordance with their respective terms.

     Section 5.7    Litigation.  There are no actions, suits or proceedings
                    ----------
pending, or, to the knowledge of Borrower, threatened against or affecting Borrower, I-Link or FTI or any of their properties before any court or governmental department or agency which materially adversely affects the transactions contemplated by this Agreement or which could have a material adverse effect on the business, properties, prospects, operation or condition (financial or otherwise) of Borrower, I-Link or FTI.

     Section 5.8    No Default.  Neither Borrower nor I-Link nor FTI is in
                    ----------
material default in the performance, observance or fulfillment of any of the obligations or conditions contained in any material agreement or instrument to which it is a party, nor with respect to any order, judgment, writ, injunction or decree of any court, governmental authority or arbitration board.

     Section 5.9    Compliance with Laws.  Each of Borrower, I-Link and FTI has
                    --------------------
complied and is in compliance in all material respects with all applicable federal, state and local laws. Each of Borrower, I-Link and FTI has obtained all necessary licenses and permits required for the conduct of its business and operations or such licenses and permits have been applied for and are now being diligently pursued.

     Section 5.10   Taxes.  Except as set forth on Schedule 5.10 attached
                    -----                          -------------
hereto, each of Borrower, I-Link and FTI has filed all tax returns and reports (federal, state and local) required to be filed by it, and has paid all taxes shown thereon, including interest and penalties, and all assessments received by it (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside on the books of Borrower, I-Link or FTI, as appropriate, in conformity with generally accepted accounting principles).

     Section 5.11   Title to Properties.  Each of Borrower, I-Link and FTI has
                    -------------------
good and marketable title to all of its property and assets and valid and enforceable leasehold interests in the property which it holds under lease, all such property, assets and leasehold interests being free and clear of any and all mortgages, deeds of trust, assignments, liens, security interests, charges, encumbrances or adverse claims of any nature whatsoever, and no mortgages, deeds of trust, financing statements or other evidences of security interests covering all or any of the aforesaid property are on file among the records of any public office. Each of Borrower, I-Link and FTI owns or possesses the valid right to use all the patents, patent applications, patent and know-how licenses, inventions, technology, permits, trademark registrations and applications, trademarks, service marks, trade names, copyrights, product designs, applications, formulae, processes, circulation, and other subscriber lists, industrial property rights and licenses and rights in respect of the foregoing used or necessary for the conduct of its business (collectively, "proprietary rights"). Borrower is not aware of any existing or threatened infringement or misappropriation of (a) any such proprietary rights of others by Borrower or any of its subsidiaries or (b) any proprietary rights of Borrower or any of its subsidiaries by others.

     Section 5.12   Absence of Undisclosed Liabilities.  Except for (i)
                    ----------------------------------
obligations under the Loan Documents, and (ii) liabilities incurred in the ordinary course of business (other than for borrowed money), neither Borrower, nor I-Link nor FTI has any material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise.

     Section 5.13   Solvency.  Each of Borrower, I-Link and FTI has received, or
                    --------
has the right to receive, consideration which is the reasonable equivalent value of the obligations and liabilities that it has incurred to Lender. Neither Borrower, nor I-Link nor FTI is insolvent as defined in Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will Borrower, I-Link or FTI be rendered insolvent by the execution and delivery of this Agreement, the Note or the other Loan Documents to Lender. Neither Borrower, nor I-Link nor FTI is engaged, and is not about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Lender incurred hereunder and under the Loan Documents. Neither Borrower, nor I-Link nor FTI intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature.

     Section 5.14   Material Misstatement.  No statement made herein or in any
                    ---------------------
other Loan Document or information, exhibit or report furnished by Borrower, I-Link or FTI to Lender in connection with this Agreement or its negotiation, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the foregoing not misleading.

ARTICLE VI.  COVENANTS OF BORROWER

     Section 6.1    Affirmative Covenants.  So long as the Note shall remain
                    ---------------------
unpaid and this Agreement shall not have been terminated, Borrower hereby agrees that it will, and that it will cause each of its subsidiaries to, unless Lender shall otherwise consent in writing:

          (a) Payment of Obligations.  Pay punctually and discharge when due:
              ----------------------
(i) all indebtedness heretofore or hereafter incurred; (ii) all taxes, assessments and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it; (iii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid might become a lien or charge upon the property of Borrower or such subsidiary; provided that this covenant shall not require the payment of any of the matters set forth in (i), (ii) and (iii) above if the same shall be contested in good faith and by proper proceedings diligently pursued and as to which adequate reserves have been set aside on the books of Borrower or such subsidiary in accordance with generally accepted accounting principles.

          (b) Preservation of Existence.  Preserve and maintain its respective
              -------------------------
corporate existence, and all material rights, franchises, licenses and privileges used or useful in the operation of its business.

          (c) Maintenance of Properties.  Maintain and preserve all of its
              -------------------------
properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (d) Compliance with Laws.  Comply in all material respects with the
              --------------------
requirements of all applicable laws, rules, regulations and orders of any governmental authority.

          (e) Maintenance of Insurance.  Maintain with responsible and reputable
              ------------------------
insurance companies insurance policies on all of its properties and covering such risks, including public liability and workers' compensation, in such amounts as are usually carried by companies engaged in similar businesses and owning similar properties as Borrower or its subsidiaries, and promptly upon execution thereof provide to Lender copies of all such policies and any riders or amendments thereto; the policies of insurance required hereunder shall name Lender as an additional loss payee or additional insured, as applicable, and shall provide that Lender shall receive at least thirty days written notice prior to the cancellation, termination or alteration of any such policy.

          (f) Operations in Ordinary Course.  Continue to operate its business
              -----------------------------
in the ordinary course.

          (g) Perfection of Liens.  Do all things requested by Lender to
              -------------------
preserve and perfect as first liens and security interests the liens and security interests of Lender arising pursuant to the Security Agreement, the Pledge Agreement or any other agreement required hereunder.

          (h) Governmental Approval.  If counsel to Lender reasonably determines
              ---------------------
that the consent of the Federal Communications Commission or any other federal, state or local governmental or licensing authority is required in connection with the execution, delivery and performance of this Agreement, the Note, the Pledge Agreement, the Guaranty, the Security Agreement, the Warrant Agreement or any other document delivered to Lender in connection herewith or therewith or as a result of any action which may be taken pursuant hereto or thereto, then Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent.

          (i) Agreements.  Comply with its obligations under the Loan Documents.
              ----------

          (j) Information and Inspection.  Furnish to Lender from time to time,
              --------------------------
upon request, full information pertaining to any covenant, provision or condition hereof, or to any matter connected with its books, records, operations, financial condition, properties, activities or business. At all reasonable times, Borrower shall permit any authorized representatives designated by Lender to visit and inspect any of the properties of Borrower or any of its subsidiaries and its books and records, and to take extracts therefrom and make copies thereof, and to discuss Borrower's and its subsidiaries' affairs, finances and accounts with the management and independent accountants of Borrower.

     Section 6.2    Negative Covenants.  So long as the Note shall remain unpaid
                    ------------------
and this Agreement shall not have been terminated, Borrower hereby agrees that it will not, and that it will not permit any of its subsidiaries to, without Lender's prior written approval:

          (a) Indebtedness.  Create or incur, assume or suffer to exist any
              ------------
indebtedness, obligation or liability (or guaranty the indebtedness, obligation or liability of any other person), whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, except for: (i) indebtedness evidenced by the Note; (ii) indebtedness (other than for borrowed money) incurred in the ordinary course of business, and (iii) obligations or liabilities arising under the Loan Documents.

          (b) Liens.  Create, assume or suffer to exist, directly or indirectly,
              -----
any security interest, mortgage, deed of trust, pledge, lien, charge or other encumbrance, of any nature whatsoever upon any of its properties or assets, now owned or hereafter acquired, excluding, however, from the operation of this covenant:

                  (i) any security interest or lien created pursuant to or in connection with this Agreement or securing the Loan;

                  (ii) liens for taxes or assessments either not delinquent or the validity of which are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                  (iii) materialmen's, mechanics', carriers', workmen's, repairmen's, warehousemen's or other like statutory liens arising in the ordinary course of business and either not yet due and payable or being contested in good faith by appropriate legal proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                  (iv) deposits or pledges to secure payment of workers' compensation, unemployment insurance or other social security benefits or obligations; or

                  (v) any judgment lien, singly or aggregated with other judgment liens, in an amount less than $25,000, unless the judgment it secures shall not, within thirty days after the entry thereof, have been discharged, vacated, reversed, or execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within thirty days after the expiration of any such stay.

          (c) Disposition of Assets.  Sell, transfer, lease or otherwise dispose
              ---------------------
of any of its assets or properties (including without limitation the sale or other disposition of the capital stock or other equity interests in any subsidiary) other than sales of assets in the ordinary course of business and the disposition of obsolete or other assets which the board of directors of Borrower determines in good faith are no longer useful in the operations of Borrower's or any of its subsidiaries' business.

          (d) Merger; Acquisition; Joint Ventures; Liquidation.  Enter into any
              ------------------------------------------------
consolidation or merger with, or into any acquisition of all or substantially all of the properties or assets of any person or entity; or enter into any partnership or joint venture with any other person; or dissolve or liquidate.

          (e) Transfer or Issuance of Shares.  Issue or permit the transfer of
              ------------------------------
any shares of the capital stock or other equity interests of Borrower or any subsidiary, or any options, warrants, convertible securities or other rights to purchase Borrower's or any subsidiary's stock or other equity interests except pursuant to the Loan Documents, other than grants of employee stock options covering less than 50,000 shares per grant and 1,000,000 shares in the aggregate pursuant to stock option or other employee benefit arrangements acceptable to Lender.

          (f) Change of Business.  Change, in any material respect, the nature
              ------------------
or character of its business as currently conducted, or engage in any activity not reasonably related to such business.

          (g) Remove Assets.  Permit I-Link or FTI to remove any of its assets
              -------------
to a jurisdiction in which no financing statement on Form UCC-1 has been filed by Lender with respect to such assets.

          (h) Distributions or Dividends.  Declare or make, directly or
              --------------------------
indirectly, any payment or distribution to any of the shareholders of Borrower, or incur any liability for the purchase, acquisition, redemption or retirement of any capital stock of Borrower or as a dividend, return of capital or other payment or distribution of any kind to any shareholder of Borrower or any other affiliate of Borrower (other than any stock dividend or stock split or similar distribution payable only in capital stock of Borrower) in respect of Borrower's capital stock.

          (i) Transactions with Affiliates.  Enter into any transaction or
              ----------------------------
agreement, other than the Loan Documents, with any affiliate of Borrower or any affiliate of any shareholder of Borrower unless the terms of such transaction or agreement are fair and reasonable and no more onerous to Borrower or such subsidiary than could be obtained from an independent third party in an arms-length transaction.

          (j) Contracts.  Enter into any contract or commitment except for
              ---------
contracts involving aggregate payments of less than $50,000 individually or $250,000 in the aggregate and contracts which can be terminated without penalty on thirty days notice or less, or amend or terminate any material contract (or waive any substantial right thereunder), or incur any obligation (including obligations relating to the borrowing of money or guarantee of indebtedness).

          (k) Adverse Change.  Suffer any material adverse change in the
              --------------
business, assets, properties, prospects or condition (financial or otherwise) of Borrower or any subsidiary, or any damage, destruction or loss affecting any assets used or useful in the conduct of the business of Borrower or any subsidiary.

          (l) Employee Compensation.  Suffer any material increase in excess of
              ---------------------
the reasonable range in the telecommunications industry for similarly situated companies in the same or similar markets in compensation payable or to become payable to any employees, or any bonus payment made or promised to any employee, or any material change in personnel policies, insurance benefits or other compensation arrangements affecting any employees, provided that nothing in this clause shall be construed to limit or restrict the commission compensation of employees who may be participating in I-Link's multi-level marketing program.

          (m) Cancellation of Debts.  Cancel any material debts owed to or
              ---------------------
claims held by Borrower or any subsidiary.

          (n) Investments.  Purchase or otherwise acquire, hold or invest in any
              -----------
stock or other securities or evidences of indebtedness of, or any interest or investment in, or make or permit to exist any loans or advances to, any other person, except:

               (i) direct obligations of the United States Government maturing within one year;

               (ii) certificates of deposit of a member bank of the Federal Reserve System having capital, surplus and undivided profits in excess of $2,000,000,000;

               (iii) any investment in commercial paper which at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody's Investors Service, Inc. or Standard & Poor's Corporation;

               (iv)      money market funds; and

               (v)       investments in its existing subsidiaries.

          (o) Write-Down.  Suffer any significant write-down of the value of any
              ----------
assets or any significant write-off as uncollectible of any accounts receivable without the prior written consent of Lender except and as required by generally accepted accounting principles as required to present accurate financial information on Borrower and its subsidiaries.

          (p) Rights.  Transfer or grant any right under, or enter into any
              ------
settlement regarding the breach or infringement of, any license, patent, copyright, trademark, service mark, trade name, franchise, or similar right, or modify any existing right relating to Borrower or any of its subsidiaries.

          (q) Agreements.  Terminate, amend or commit any material breach or
              ----------
default under the Loan Documents.

          (r) Subsidiaries.  Create or acquire any subsidiary unless Lender
              ------------
shall have approved such action in advance and Borrower shall have taken all actions required by Lender to grant Lender a first priority security interest in all of the issued and outstanding stock or other equity interests of such subsidiary and caused such subsidiary to execute and deliver to Lender a guaranty and security agreement in substantially the form of the Guaranty and Security Agreement. Borrower acknowledges and agrees that until such time as such security interest is granted and perfected, Lender shall have an equitable lien in the stock of any subsidiary created or acquired by Borrower.

     Section 6.3    Reporting Requirements.  So long as the Note shall remain
                    ----------------------
unpaid and this Agreement shall not have been terminated, Borrower shall, unless Lender shall otherwise consent in writing, furnish to Lender:

          (a) Default Certificate.  As soon as possible and in any event within
              -------------------
five business days after the occurrence of each Event of Default (as defined in Section 7.1) of which Borrower has knowledge, the statement of the President of Borrower setting forth details of such Event of Default and the action which Borrower proposes to take with respect thereto.

          (b) Financial Statements.  Monthly unaudited, unconsolidated financial
              --------------------
statements for the Borrower, I-Link and FTI within thirty days after the end of each month and quarterly unaudited consolidated and consolidating financial statements of the Borrower within forty-five days after the end of each fiscal quarter (or such longer period, not to exceed five calendar days, as shall be permitted by the U.S. Securities and Exchange Commission ("SEC") for the timely filing of the quarterly report on Form 10-Q pursuant to Rule 12b-25 of the SEC), each such monthly and quarterly financial statement to be certified by the chief financial officer of Borrower; within ninety days after the end of each fiscal year of Borrower (or such longer period, not to exceed fifteen calendar days, as shall be permitted by the SEC for the timely filing of the quarterly report on Form 10-K pursuant to Rule 12b-25 of the SEC), a copy of the audited consolidated financial statements for such year for Borrower and its subsidiaries, including therein a consolidated balance sheet as of the end of such fiscal year, consolidated statements of income and expense of Borrower for such fiscal year, and a consolidated statement of cash flow of Borrower and its subsidiaries for such fiscal year, in each case prepared by an independent public accountant of recognized standing acceptable to Lender. Borrower shall deliver to Lender with each set of monthly financial statements a calculation of Adjusted Cash Flow (as that term is defined in Section 6.4(a) below) for such month.

          (c) Securities Filings.  Copies of all reports and filings made by
              ------------------
Borrower or any of its subsidiaries with the Securities and Exchange Commission or any securities exchange on which any of Borrower's or such subsidiary's securities are listed or traded and of all mailing or distributions to Borrower's shareholders.

          (d) Notice of Litigation.  Promptly give written notice of all
              --------------------
actions, suits and proceedings before any court or governmental agency, domestic or foreign, which may be commenced or threatened against Borrower or any of its subsidiaries in which the claim involved is $5,000 or more and of any other matter of the type described in Section 5.7.

          (e) Budget.  An annual budget within thirty days before the beginning
              ------
of each fiscal year of Borrower. Such budget shall be satisfactory in form and substance to Lender.

          (f) Other Information.  Such other information respecting the
              -----------------
business, properties, operations or the condition, financial or otherwise, of Borrower or any of its subsidiaries as Lender may from time to time reasonably request.

     Section 6.4    Financial Covenants.
                    -------------------

          (a) Adjusted Cash Flow.  Borrower shall not permit Adjusted Cash Flow,
              ------------------
as defined below, for any period listed in Column A below to be less than the amount listed across from such period in Column B below:


Column A                                      Column B
--------                                    -------------

June 1, 1997, through June 30, 1997          ($1,500,000)

July 1, 1997, through July 31, 1997          ($1,000,000)

August 1, 1997, through August 31, 1997        ($900,000)

September 1, 1997, through September 30,       ($500,000)
1997

October 1, 1997, though December 31,          $        0
1997

January 1, 1998, through March 31, 1998       $1,000,000

April 1, 1998, through June 30, 1998          $1,000,000


Column A                                      Column B
--------                                    -------------
July 1, 1998, through September 31, 1998      $1,000,000

"Adjusted Cash Flow", for purposes of this Section 6.4(a), means for any period total consolidated revenues of Borrower and its subsidiaries for such period minus the sum of (i) all operating expenses (excluding depreciation and amortization) incurred in such period, (ii) all capital expenditures made in such period, (iii) all payments of principal made on any indebtedness (including capital leases and financing leases) in such period, (iv) all cash interest expense paid in such period and (v) all taxes paid or accrued in such period, in each case as determined by generally accepted accounting principles, consistently applied.

          (b) Working Capital.  Borrower shall not permit its consolidated
              ---------------
current liabilities (not including the liability arising hereunder and evidenced by the Note) at any time to exceed its consolidated current assets by an amount in excess of $1,000,000, in each case as determined by generally accepted accounting principles, consistently applied.

ARTICLE VII.  EVENTS OF DEFAULT

     Section 7.1    Events of Default.  Under this Agreement, an Event of
                    -----------------
Default shall be any of the following:

          (a) Borrower shall fail to pay any installment of principal or interest on the Note, or any other obligation to Lender when due whether at the due date thereof or by acceleration or otherwise, and, in the case of any installment of interest, such default shall remain unremedied for a period of three days; or

          (b) The security interest or lien of Lender in any material portion of the collateral covered by the Security Agreement or Pledge Agreement or any other Loan Document shall at any time cease to be a first priority, perfected security interest or lien or shall not constitute a legal, valid and enforceable security interest or lien; or

          (c) Any representation or warranty made by Borrower, I-Link or FTI (or any of their officers) herein, in the Pledge Agreement, the Warrant Agreement, the Guaranty, the Security Agreement or any other Loan Document or in any certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

          (d) Borrower, I-Link or FTI shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note, the Guaranty, the Security Agreement, the Pledge Agreement, the Warrant Agreement or any other Loan

Document, and any such failure remains unremedied for thirty days after the occurrence of such failure; or Borrower shall fail to amend its Articles of Incorporation by no later than July 31, 1997, to increase its authorized capital to cover the number of shares issuable upon the exercise of the warrants granted pursuant to the Warrant Agreement or, shall fail to reserve the appropriate number of shares of such capital stock for issuance upon exercise of such warrants; or

          (e) Borrower, I-Link or FTI shall fail to pay any indebtedness for borrowed money owing by Borrower, I-Link or FTI or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or Borrower, I-Link or FTI shall fail to perform any term, covenant or agreement under any agreement or instrument evidencing or securing or relating to any such indebtedness owing by Borrower, I-Link or FTI if the effect of such failure is to accelerate, or to permit the holder of such indebtedness to accelerate, the maturity of such indebtedness; or

          (f) Either (i) Borrower, I-Link or FTI shall fail to pay its debts as they mature in the ordinary course of business; or (ii) Borrower, I-Link or FTI shall file a petition commencing a voluntary case concerning it under any Chapter of Title 11 of the United States Code entitled "Bankruptcy"; or (iii) Borrower, I-Link or FTI shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property; or (iv) such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of Borrower, I-Link or FTI and such appointment shall continue undischarged for a period of thirty days; or (v) an involuntary case is commenced against Borrower, I-Link or FTI under any Chapter of the aforementioned Title 11 and an order for relief under such Title 11 is entered or the petition commencing the case is controverted but is not dismissed within thirty days after the commencement of the case; or (vi) Borrower, I-Link or FTI shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or (vii) any such proceeding shall be instituted against Borrower, I-Link or FTI and shall remain undismissed for a period of thirty days; or (viii) Borrower, I-Link or FTI shall take any action for the purpose of effectuating any of the foregoing; or

          (g) Any court, government, or government agency shall condemn, seize or otherwise appropriate or take custody or control of all or a substantial portion of the property or assets of Borrower, I-Link or FTI; or

          (h) Any money judgment, writ or warrant of attachment, or similar process involving, either individually or in the aggregate, an amount in excess of $25,000, and in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage, shall be entered or filed against Borrower or any of its subsidiaries or its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty days or in any event later than five days prior to the date of any proposed sale thereunder; or

          (i) Any person (or group of persons) is or becomes the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 under the federal Securities Exchange Act of 1934, as amended), directly or indirectly, of a percentage of the common voting stock of Borrower greater than 25%; or (ii) Borrower shall cease or fail to own, directly or indirectly, beneficial and legal title to all of the issued and outstanding capital stock of each of I-Link and FTI; or (iii) John W. Edwards shall cease for any reason to be the President and Chief Executive Officer of Borrower; or

          (j) Any material adverse effect upon or change in (i) the properties, assets, business, operations, financial condition, prospects, liabilities or capitalization of Borrower or any of its subsidiaries or on the ability of Borrower or any of its subsidiaries to conduct its business, (ii) the ability of Borrower, I-Link, FTI or any other party to a Loan Document (other than Lender) to perform its obligations hereunder or under any other Loan Document to which it is a party, (iii) the validity or enforceability of this Agreement, the Note or any other Loan Document, (iv) the rights or remedies of Lender under this Agreement, the Note, any other Loan Document or at law or in equity or (v) the value of any material collateral granted to Lender pursuant to any Loan Document shall occur.

     Section 7.2    Effect of Event of Default.  Should any Event of Default
                    --------------------------
occur, Lender may at its option by written notice to Borrower declare the entire unpaid principal amount of the Note, together with all unpaid interest and all other amounts payable under this Agreement and every other obligation of Borrower to Lender, immediately due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding; provided,
                                                                  --------
however, that in case of an Event of Default under Section 7.1(f), all the
-------
obligations of Borrower under this Agreement and the Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to Borrower required from Lender. Lender shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the rights and remedies provided for in the Guaranty, the Security Agreement, the Pledge Agreement and any other Loan Document, which provisions are hereby incorporated by reference.

ARTICLE VIII.  MISCELLANEOUS

     Section 8.1    No Waiver; Cumulative Remedies.  No failure or delay on the
                    ------------------------------
part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy hereunder operate as a waiver. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 8.2    Amendments.  No amendment, modification, termination or
                    ----------
waiver of any provision of this Agreement, the Note or any other Loan Document, nor consent to any departure by Borrower, I-Link or FTI therefrom, shall in any event be effective unless in writing, signed by Lender and then only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower, I-Link or FTI in any case shall entitle it to any other or further notice or demand in similar or other circumstances except as expressly provided herein or in another Loan Document.

     Section 8.3    Address for Notices.  All notices and other communications
                    -------------------
under this Agreement shall be in writing and shall be delivered in person or by mailing a copy thereof by registered or certified U.S. mail, return receipt requested, to the applicable party at the addresses indicated below:

If to Borrower:     Medcross, Inc.
                    13751 South Wadsworth Park Drive
                    Suite 200
                    Draper, Utah  84020
                    Attention:  John W. Edwards, President

If to Lender:       Winter Harbor, L.L.C.
                    11400 Skipwith Lane
                    Potomac, Maryland  20854
                    Attention:  Ralph W. Hardy, Jr.

or at such other address as may be designated by either party in a written notice to the other complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when deposited in the mails.

     Section 8.4    Expenses.  Borrower agrees to pay on demand all costs and
                    --------
expenses incurred by Lender directly in the enforcement of this Agreement, the Note, the Guaranty, the Security Agreement, the Pledge Agreement and other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of any attorney to whom the Note is referred for collection (whether or not litigation is commenced) or for representation out of court, in trial, on appeal or in proceedings under any bankruptcy or insolvency law or otherwise. In addition, Borrower shall pay any and all taxes and fees payable or determined to be payable in connection with the execution, delivery or recordation of any instruments and documents to be delivered hereunder. In addition, Borrower agrees to pay (i) all the costs and expenses of Lender in connection with the negotiation, preparation and execution of the Loan Documents and all the costs of furnishing all opinions by counsel for Borrower, and of Borrower's performance of and compliance with all agreements and conditions contained herein and in the other Loan Documents on its part to be performed or complied with, including, without limitation, confirming compliance with environmental and insurance requirements; (ii) the fees, expenses and disbursements of counsel to Lender in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loan and any consents, amendments, waivers or other modifications hereto or thereto; and (iii) all the costs and expenses of creating and perfecting liens in favor of Lender pursuant to any Loan Document.

     Section 8.5    Binding Effect; Assignment.  This Agreement shall become
                    --------------------------
effective when executed and thereafter shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights or obligations hereunder without the prior written consent of Lender. Lender shall be permitted to assign, without Borrower's consent, all or any portion of Lender's rights and interests hereunder and under each other document executed in connection with this Agreement.

     Section 8.6    Governing Law.  This Agreement, the Note, the Pledge
                    -------------
Agreement, the Guaranty, the Security Agreement and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware with the exception of its conflicts of laws provisions; provided that the effect of any recordation shall be determined by the State thereof.

     Section 8.7    Severability of Provisions.  Any provision of this
                    --------------------------
Agreement, the Note, the Pledge Agreement, the Guaranty or the Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of any provisions in any other jurisdiction.

     Section 8.8    Headings.  Article and Section headings in this Agreement
                    --------
are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 8.9    Rights Affected by Extensions.  The rights of Lender and its
                    -----------------------------
assigns shall not be impaired by any indulgence, release, renewal, extension or modification which Lender may grant with respect to the indebtedness or any part thereof, or with respect to the collateral or with respect to any endorser, guarantor, or surety without notice or consent of Borrower or any endorser, guarantee or surety.

     Section 8.10   Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement and in any agreements, documents or certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the Note and the making of the Loan hereunder and continue in full force and effect, as of the respective dates as of which they were made, until all of the obligations of Borrower to Lender hereunder have been paid in full.

     Section 8.11   Further Assurances.  From time to time, Borrower shall
                    ------------------
execute and deliver, or cause to be executed and delivered, to Lender such additional documents as Lender may reasonably require to carry out the purposes of this Agreement or any of the documents entered into in connection herewith, or to preserve and protect the rights of Lender hereunder or thereunder.

     Section 8.12   Indemnification.  Borrower hereby indemnifies and holds
                    ---------------
harmless Lender and its partners, directors, officers, shareholders, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Agreement, the other Loan Documents, the documents entered into in connection herewith or therewith, or any of them or any of the transactions contemplated hereby or thereby, the making of the Loan, the use of the proceeds of the Loan or the ownership or operation of the business or assets of Borrower or any of its subsidiaries; provided, however, that Borrower shall not be liable to any
              --------  -------
Indemnified Person, if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of such Indemnified Person.

     Section 8.13   Jury Trial Waiver.  EACH OF LENDER AND BORROWER HEREBY
                    -----------------
AGREES TO WAIVE ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY

CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN.

     Section 8.14   Maximum Interest.  Lender and Borrower intend that this
                    ----------------
Agreement and the other Loan Documents conform to all applicable usury laws. Accordingly, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law ("Maximum Rate"), or obligate Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts which are held to constitute interest to the extent that such payments, when added to the other obligations under the Loan Documents, would be held to constitute contracting for, or the payment by Borrower of, interest at a rate greater than the Maximum Rate. Lender and Borrower further agree that:

                    (i) if any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this subsection
8.14 shall govern, and neither Borrower nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate;

                    (ii) if at any time the amount of interest under any of the Loan Documents for a calendar year exceeds the Maximum Rate had the Maximum Rate at all times been in effect, the interest chargeable under any such Loan Document shall be limited to the amount of interest that could have been charged if the Maximum Rate had at all times been in effect, but any subsequent reductions in the interest due shall not reduce the rate of interest chargeable under any such Loan Document below the Maximum Rate until the total amount of interest accrued under any such Loan Document equals the amount of interest that would have accrued if the interest provided for in any such Loan Document had at all times been in effect and collectible;

                  (iii) if the maturity of any Loan Document is accelerated for any reason, or in the event of any prepayment by Borrower, or in any other event, earned interest may never include more than the Maximum Rate, computed from the date of disbursement of the funds evidenced by such Loan Document until payment, and any interest otherwise payable under such Loan Document that is in excess of the Maximum Rate shall be canceled automatically as of such acceleration or such other event and (if theretofore paid) shall be credited against principal;

                  (iv) if it should be held that any interest payable or chargeable under any Loan Document is in excess of the Maximum Rate, the interest payable or chargeable under such Loan Document shall be reduced to the maximum amount permitted by applicable federal or state law, whichever shall permit the higher lawful interest, as construed by courts having jurisdiction thereof; and

                  (v) the spreading, prorating and amortizing of interest over the Maturity Date of the Loan Documents shall be allowed to the fullest extent permitted by applicable law.

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    MEDCROSS, INC.


                                    By: /s/ John Edwards
                                        ----------------------------------
                                    Name: John Edwards
                                          --------------------------------
                                    Title: President
                                           -------------------------------


                                    WINTER HARBOR, L.L.C.

                                    By:  First Media, L.P., its member

                                         By:  First Media Corporation, its
                                              sole general partner


                                    By: /s/ Ralph W. Hardy, Jr.
                                        ----------------------------------
                                    Name: Ralph W. Hardy, Jr.
                                          --------------------------------
                                    Title: Secretary
                                           -------------------------------

                                   EXHIBIT 1
                                  FORM OF NOTE

                                PROMISSORY NOTE
                                ---------------

$2,000,000                                                       June  , 1997
                                                                     --

     FOR VALUE RECEIVED, the undersigned, MEDCROSS, INC., a Florida corporation (the "Maker"), promises to pay to the order of WINTER HARBOR, L.L.C., a Delaware limited partnership (the "Payee"), on or before October 15, 1998 (the "Maturity Date"), the principal sum of $2,000,000, together with interest thereon as provided herein. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement, as that term is defined below.

ARTICLE IX. Interest. The unpaid principal balance of this Note shall bear interest at the rates determined in accordance with the provisions of that certain Loan Agreement dated as of June __, 1997, between the Maker and the Payee (as the same may be amended, modified, extended or restated, the "Loan Agreement"). Interest accrued hereunder shall be paid quarterly on the last business day of each calendar quarter until all principal and interest hereunder is paid in full at the repayment or maturity of the Loan.

ARTICLE X. Principal Repayment. The aggregate principal balance of this Note shall be due and payable as provided in Section 1.4 of the Loan Agreement.

ARTICLE XI. Prepayments. This Note may be voluntarily prepaid in whole or in part without premium or penalty at any time and from time to time; provided, however, that each partial prepayment shall be in the aggregate principal amount of not less than $100,000 or an integral multiple of $50,000 in excess thereof. In making a prepayment in whole, the Maker shall pay all accrued interest through the date of such prepayment. The Maker shall make a mandatory prepayment of the outstanding principal amount of the Note together with all accrued interest on and subject to the terms and conditions of the Loan Agreement.

ARTICLE XII. Payment on Business Days. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest in connection with such payment.

ARTICLE XIII. Form of Payment. All payments made pursuant to the terms of this Note shall be made in lawful money of the United States of America and shall be payable to the Payee at its principal office located at 11400 Skipwith Lane, Potomac, Maryland 20854 or at such other place as the Payee shall have designated to the Maker in writing.

ARTICLE XIV. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware with the exception of its conflicts of laws provisions thereof.

ARTICLE XV. Events of Default. Upon the occurrence of any Event of Default, Lender may at its option by written notice to Borrower declare the entire unpaid principal amount of the Note, together with all unpaid interest and all other amounts payable hereunder, immediately due and payable.

ARTICLE XVI. Collection Expenses. If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Maker and each endorser of this Note hereby jointly and severally agree to pay all costs and expenses (including reasonable attorneys' fees) incurred by the holder of this Note in collecting or attempting to collect such indebtedness.

ARTICLE XVII. Waivers. To the extent permitted by law, except as otherwise provided herein or in the Loan Agreement, the Maker and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby severally waive presentment; protest and demand; notice of protest, demand, dishonor and nonpayment; diligence in collection, and any relief whatever from the valuation or appraisement laws of any state.

     IN WITNESS WHEREOF, the Maker has executed this Note as of the date and year first above written.


MEDCROSS, INC.



By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

                                 SCHEDULE 5.4

                         MEDCROSS, INC. CAPITALIZATION


Outstanding Shares & Unaffiliated Warrants/Options:
--------------------------------------------------

Common Shares Outstanding                          11,607,609
Conversion of Class C Preferred                     6,046,800
Wilkes & Radulovic Options (I-Link Acquisition)     2,000,000
Commonwealth Warrants                                 750,000
JW Charles Warrants                                   331,126
Warrants to Settle JW Charles Action                  175,000
Conversion of Class B Preferred                       183,542
Cook Option                                           100,000
E&M RP Trust Warrants                                  80,000
Mandarino Warrants                                     40,000
Edwards Warrants (from loan)                           25,000
Flury Warrants (from loan)                              5,000
                                                   ----------
                                                   21,344,007

Management/Employee/Director Options:
------------------------------------

1996 John Edwards Options (Exec Mgmnt)              1,250,000
1996 Ryser, Hardy, Flury Options (Exec Mgmnt)         750,000
1996 I-Link Employee Options                          408,000
1997 I-Link Exec Mgmnt & Employee Options           2,350,000
Campbell, Little, McKillip Options (MLM Mgmnt)        350,000
1997 Director Options                                 120,000
Medcross 1995 Director Plan Options                   190,000
Medcross 1995 ESOP                                     75,000
Medcross 1995 Employee Stock Purchase Plan              7,711
Joseph Cohen (Director)                                64,000
                                                   ----------
                                                    5,564,711

Acquisition:
-----------

Family Telecommunications, Inc.                       400,000
                                                   ----------
                                                      400,000

   TOTAL                                           27,308,718
                                                   ==========

                                 SCHEDULE 5.10

                                     TAXES






Tax returns (federal, state and local) not filed, and taxes not paid, including interest and penalties include the following:

    1. Sales taxes relating to long distance services provided from inception of Family Telecommunications, Inc. to current date: approximately $100,000;

    2. Federal and state income tax returns for Medcross, Inc. for the year ended December 31, 1996 (properly extended): no tax due.